UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2023
 ____________________________________

WASHINGTON FEDERAL INC
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654		91-1661606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

425 Pike Street	Seattle	Washington	98101
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	WAFD	NASDAQ Stock Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 4.875% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock	WAFDP	NASDAQ Stock Market

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Supplemental Executive Retirement Plan

On February 14, 2023 at the Annual Meeting of Shareholders of Washington Federal, Inc. (the “Company”), the Company’s shareholders approved Amendment No. 1 to the WaFd Bank Deferred Compensation Plan (the “DCP Amendment”) adding a Supplemental Executive Retirement Plan (“SERP”) to the Deferred Compensation Plan. The SERP benefit will be administered by the Company’s Compensation Committee (the “Committee”) and provides the Company’s executive officers with certain credits to a SERP account under the Deferred Compensation Plan, which, if vested, will be distributed in the form of Washington Federal, Inc. common stock in ten (10) substantially equal annual installments, following retirement of the executive officer. As of February 17, 2023 there are six employees eligible for the SERP benefit (“SERP Participants”) under the DCP Amendment, including all of the Company’s Named Executive Officers, except Vincent Beatty, who retired as CFO as of December 31, 2022. Under the SERP, the Company will credit to each SERP Participant’s SERP account a number of Company stock units equal in value to the product of (i) $150,000 for each executive (other than President and CEO, Brent Beardall) and $300,000 for Mr. Beardall multiplied by (ii) the number of full years until the SERP Participant reaches the age of 64, with each Company stock unit having a value equal to one share of the Company’s common stock (the “SERP Company Contributions”). Dividend equivalents with respect to Company stock units credited to a SERP account will be credited as additional Company stock units. To the extent the dollar amount of a dividend equivalent is converted to stock units, the conversion shall occur based on the closing price of the Company’s common stock as of the date such amount is or was credited to the SERP Participant’s SERP account.

A SERP Participant’s SERP account will vest if the SERP Participant remains employed with the Company as follows:

Attained Age	Vested Percentage

Before 62	—%
62	80%
63	90%
64	100%

A SERP Participant’s SERP account will become 100% vested in the event of the SERP Participant’s involuntary termination of employment by the Company without Cause, or the SERP Participant’s voluntary termination of employment for Good Reason, as defined in the Deferred Compensation Plan. All SERP Company Contributions, and any other amounts credited to any SERP Participant’s SERP account will be forfeited in the event of the SERP Participant’s termination of employment for Cause or if the SERP Participant is otherwise not in good standing at the time of termination, regardless of the vested percentage earned under the above schedule.

Upon a SERP Participant’s Separation from Service, defined as the termination of the SERP Participant’s employment with the Company and all affiliates, other than on account of death, the balance in the SERP Participant’s SERP account will be paid to the SERP Participant in ten (10) substantially equal annual installments, beginning in the calendar year following the calendar year in which the SERP Participant’s Separation from Service occurred, unless the Committee specifies a different payment schedule on or before the date the SERP Participant obtains a legally binding right to his or her initial SERP Company Contribution.

Upon the death of a SERP Participant (regardless of whether such SERP Participant is an employee at the time of death), the remaining vested balance of the SERP account shall be paid to the SERP Participant’s beneficiary in a single lump sum no later than December 31 of the calendar year following the year of the SERP Participant’s death.

All Company stock units credited to the SERP Participant’s SERP account will be paid to the SERP Participant solely in the form of shares of the Company’s common stock. Shares issued under the Deferred Compensation Plan as a distribution of a SERP Participant’s SERP Account will, to the extent available, be from shares that are authorized but unissued shares or authorized shares held by the Company as treasury shares.

The below table sets forth the retirement benefits under the SERP that is estimated to be paid to each of our Named Executive Officers, upon retirement from the Company after reaching age 64:

Name	Number of Shares (1)	Aggregate Retirement Benefit ($)(2)
Brent J. Beardall	98,847	3,600,000
Cathy E. Cooper	28,830	1,050,000
James A. Endrizzi	57,661	2,100,000
Kim E. Robison	45,305	1,650,000
Ryan M. Mauer	49,423	1,800,000
Kelli J. Holz	41,186	1,500,000

(1) Estimated number of based upon a Company stock value of $36.42 per share, which was the closing market price for our common stock on February 16, 2023.
(2) The balance in a Participant’s SERP account will be paid in 10 equal annual installments, solely in the form of Company common stock.

The description of the SERP set forth above does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Deferred Compensation Plan and DCP Amendment, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and the terms of which are incorporated by reference herein.

Employee Stock Purchase Plan

At the Annual Meeting, the Company’s shareholders also approved the Washington Federal, Inc. Non-Qualified Employee Stock Purchase Plan (the “ESPP”). The ESPP provides full time employees and non-employee directors of the Company and its subsidiaries with an opportunity to purchase shares of common stock of the Company, par value $1.00 per share, (“common stock”) through accumulated payroll deductions (or through a reduction in regular director fees for non-employee directors). Eligible employees and non-employee directors may elect to participate in the ESPP by contributing a percentage of their compensation through payroll deductions (or through a reduction in regular director fees for non-employee directors) up to a maximum investment limit of $50,000 per year or 15% of their total salary and bonus (or director compensation). At the end of each Purchase Period (as defined in the ESPP), the balance of a participant’s account will be used to purchase whole shares of the Company’s common stock at a purchase price that is the lower of 95% of the fair market value per share of the common stock on the first trading day or on the last trading day of the applicable Purchase Period. No employee (or director) may participate in the ESPP if, immediately after the purchase of stock, he or she would beneficially own stock (including stock issuable upon exercise of options) representing 5% or more of the total combined voting power or value of all classes of stock of the Company or if their ownership of our stock would require the consent or non-objection of any federal or state bank regulatory authority. In addition, no individual is permitted to participate if the rights of the individual to purchase common stock of the Company under the ESPP would exceed 2,000 shares, or would accrue at a rate that exceeds $50,000, in a given calendar year.

The aggregate maximum number of shares of the Company’s common stock that may be purchased under the ESPP is 500,000 shares which may be authorized but unissued shares newly issued by the Company, treasury shares, or shares acquired by the Company. The Board of Directors of the Company (the “Board”) may amend, suspend or terminate the ESPP at any time. The ESPP is not intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the U.S. Internal Revenue Code of 1986, as amended. The ESPP is also not intended to qualify under Section 401 of the Code and is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended. All shares of common stock purchased under the ESPP will be purchased by the participants with after-tax income. The description of the ESPP set forth above does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the ESPP, a copy of which was included as Appendix A to the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on December 20, 2022, and the terms of which are incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Washington Federal, Inc. (the "Company") was held on February 14, 2023. The five items voted upon by shareholders included 1) the election of three directors for a three-year term; 2) the approval of the adoption of a non-qualified employee stock purchase program; 3) the approval of an amendment to the WAFD Bank Deferred Compensation Plan; 4) the approval of a non-binding, advisory vote on the compensation of Washington Federal named executive officers; and 5) the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accountants for fiscal 2023. The results of the voting were as follows:

	Votes Cast		Votes	Total	Broker
	For	Against	Withheld	Votes Cast	Non-votes
Election of Directors
Three-year term:
Stephen M. Graham	50,639,890	—	1,714,964	52,354,854	4,713,438
David K. Grant	51,087,036	—	1,267,818	52,354,854	4,713,438
Randall H. Talbot	43,254,849	—	9,100,005	52,354,854	4,713,438

	Votes Cast			Total
	For	Against	Abstained	Votes Cast
Approval of adoption of the
Non-Qualified Employee Stock Purchase Plan	52,099,557	207,025	48,272	52,354,854

Approval of Amendment No. 1 to the
WAFD Bank Deferred Compensation Plan	51,817,598	452,901	84,355	52,354,854

Non-binding advisory vote on
executive compensation	48,593,024	3,533,836	227,994	52,354,854
Ratify appointment of
Deloitte & Touche LLP	55,450,882	1,575,359	42,051	57,068,292

Based on the results above, all of the Board of Directors' recommendations were approved by shareholders.

Item 7.01	Regulation FD
The Company is hereby furnishing the slide presentation used in the Annual Meeting of Shareholders. The slide presentation is included as Exhibit 99.1 to this report and shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)     The following exhibits are being filed herewith:

99.1	Washington Federal, Inc. Annual Meeting slide presentation
10.1	WaFd Bank Deferred Compensation Plan
10.2	Amendment to WaFd Bank Deferred Compensation Plan
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

February 17, 2023	WASHINGTON FEDERAL, INC.

	By:	/s/ KELLI J. HOLZ
Kelli J. Holz
Executive Vice President and Chief Financial Officer

6